UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 9, 2025
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D	LNC PRD	New York Stock Exchange
__________________________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02. Unregistered Sales of Equity Securities

On April 9, 2025, Lincoln National Corporation, an Indiana corporation (the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with Bain Capital Prairie, LLC (the “Buyer”), a newly formed subsidiary of Bain Capital, pursuant to which the Company will sell 18,759,497 shares (the “Shares”) of common stock of the Company (“Common Stock”), representing approximately 9.9% of the outstanding Common Stock on a post-issuance basis, to the Buyer for aggregate consideration of approximately $825 million in cash (the “Transaction”). The number of Shares purchased by the Buyer (and the resulting aggregate consideration to the Company) are subject to reduction if the number of outstanding shares of Common Stock decreases between the signing of the Purchase Agreement and closing of the Transaction. The closing of the Transaction is subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the satisfaction of customary closing conditions. The Company has offered and agreed to sell the Shares in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for transactions not involving a public offering based, in part, on the Buyer’s representations in the Purchase Agreement, including the Buyer’s representations with respect to its investment intent.

Item 7.01. Regulation FD Disclosure.

The Purchase Agreement described in Item 3.02 above provides for, among other things, certain limitations on the Buyer’s and certain of its affiliates’ ability to transfer Common Stock, purchase additional Common Stock, and take certain other actions with respect to the Company and its Common Stock, and an agreement that the Buyer and certain of its affiliates will, subject to certain limitations, vote Common Stock they beneficially own in favor of the matters recommended for approval by the Company’s board of directors (the “Board”). The Purchase Agreement also grants the Buyer the right to designate one observer to be present in a nonvoting capacity at all meetings of the Board and, following the first anniversary of the closing of the Transaction, the right to replace such observer with a voting member of the Board, in each case subject to the Buyer’s satisfaction of certain conditions and approval of the Board.

Additionally, the Purchase Agreement includes certain registration rights of the Buyer, pursuant to which the Company agreed to (1) file and maintain an effective Registration Statement on Form S-3 covering the resale of Common Stock held by the Buyer and certain of its affiliates and (2) provide the Buyer and certain of its affiliates with certain other demand and piggyback registration rights, in each case following the third anniversary of the closing of the Transaction.

Further, the Company has agreed to cause one or more of its insurance subsidiaries, including The Lincoln National Life Insurance Company, the Company’s primary insurance subsidiary, to enter into an investment management agreement with Bain Capital Asset Management, LP (“Buyer Investment Manager”), an affiliate of the Buyer, pursuant to which Buyer Investment Manager will assume management of $1.4 billion of general account assets of the Company’s insurance subsidiaries upon or shortly following the closing of the Transaction, increasing to a minimum of $20 billion of assets under management over six years. The Company has committed to provide Buyer Investment Manager with certain minimum levels of assets under management and related investment management fees over the course of ten years following the closing of the Transaction, subject to certain exceptions and termination rights.

On April 9, 2025, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and hereby furnished pursuant to this Item 7.01. Also, on April 9, 2025, in connection with a call with investors to discuss the Transaction, the Company made available on its website an investor presentation attached hereto as Exhibit 99.2 and hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 9, 2025.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, performance or financial results, including the closing of the Transaction. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the ability of Lincoln to consummate the Transaction with Bain Capital; the possibility that the expected benefits related to the Transaction may not materialize as expected; the Transaction may not be timely completed, if completed at all; the ability to satisfy the closing conditions to the Transaction in a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company or Bain Capital to terminate one or more of the transaction agreements; and the outcome of any legal proceedings that may be instituted against the Company, Bain Capital or their respective directors, officers or employees. The Company’s most recent Annual Report on Form 10-K, as well as other reports that it files with the SEC, include risk factors that could affect the Company’s future actions, businesses and financial performance and results. Moreover, the Company operates in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors or to assess the effect of all risk factors on the Company’s businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, the Company disclaims any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Christopher Neczypor
Name:	Christopher Neczypor
Title:	Executive Vice President and Chief Financial Officer

Date: April 9, 2025